UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Utilities and High Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Date of reporting period: February 29, 2016

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report

February 29, 2016

Wells Fargo

Utilities and High Income Fund (ERH)

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/utilities-and-high-income-semi.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSRS, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of February 29, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Utilities and High Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

The S&P 500 Utilities Index2 was a bright spot, gaining 11.27% during the six-month period.

Dear Valued Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Utilities and High Income Fund for the six-month period that ended February 29, 2016. During the period, global equity and high-yield bond markets endured increased volatility. Some of the investor concerns that perhaps had the most substantive effects on the markets during the period included worries about the continued decline of prices for oil, natural gas, and other commodities; the decision of the U.S. Federal Reserve (Fed) to increase the federal funds rate for the first time since 2006; concerns about slowing economic growth, particularly in China; and global currency volatility.

Commodity prices and global growth concerns overshadowed improved U.S. economic data.

The equity and high-yield markets suffered losses during the summer months of 2015. During the third quarter of 2015, uncertainty continued to restrain investor enthusiasm for equity and high-yield investments as investors continued to anticipate the Fed’s interest-rate increase, which arrived in December. Because the increase had been signaled for several months, there was little immediate reaction in the markets, but 2016 opened with the worst January stock losses since 2009. Investors appeared to grow concerned about emerging recessionary pressures including a fresh round of declines in the prices of oil and natural gas, slowing economic growth in China, and comments from the Fed that cast doubt on the potential for additional interest-rate increases in 2016. During February 2016, however, more positive economic news in the U.S. appeared to reassure investors, and equity and high-yield investment returns improved.

Throughout the period, the U.S. economy strengthened, with positive annualized gross domestic product growth, improving job growth and employment rates, and increasing strength in industrial and manufacturing data. Corporate earnings, while generally lower than the prior year’s levels, were steady, and declining prices for commodities helped restrain inflation. This circumstance left the actual timing of interest-rate increases to question and caused investor uncertainty. Despite the positive trends, the S&P 500 Index1 declined 0.92%, although 6 of 10 S&P 500 Index sectors recorded positive returns.

The S&P 500 Utilities Index2 was a bright spot, gaining 11.27% during the six-month period. Declining prices for oil and natural gas restrained stock performance, particularly in the energy and materials sectors. The S&P 500 Energy Index,3 for example, declined 11.01%, and the S&P 500 Materials Index4 declined 2.21%.

In Europe, positive trends in developed markets were overshadowed by increasing concerns about slowing economic growth in emerging markets countries in Europe and Asia. Declining commodity prices negatively affected a number of emerging markets countries that depend on commodities exports to drive business activity. The implication for global growth of a slowdown in China’s economy, the world’s second largest, was a persistent source of investor concern.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

[3]	The S&P 500 Energy Index is a market-value-weighted index that measures the performance of all stocks within the energy sector of the S&P 500 Index. You cannot invest directly in an index.

[4]	The S&P 500 Materials Index is a market-value-weighted index that measures the performance of all stocks within the materials sector of the S&P 500 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Utilities and High Income Fund	3

High-yield bond returns turned negative as investors became more risk averse.

Returns in the high-yield sector of the fixed-income market turned negative in the second half of 2015 and finished the six-month period that ended February 29, 2016, with a -5.61% return, as measured by the Barclays U.S. Corporate High Yield Bond Index.5 High-yield bonds fell subject to many of the same trends that affected returns for stocks, particularly the effects of declining commodity prices, concerns about global growth, and investor uncertainty about the timing for interest-rate increases in the U.S.

After recording gains in October, high-yield bond market performance turned lower during the last two months of 2015. Concerns around rate-hike expectations challenged liquidity conditions; declining prices for oil, natural gas, and other commodity prices tied to weaker growth data from emerging economies kept pressure on high-yield bond markets as the year ended.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

After recording gains in October, high-yield bond market performance turned lower during the last two months of 2015.

Notice to shareholders

On December 17, 2015, the Fund announced an open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares within one year of December 17, 2015. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[5]	The Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar–denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

4	Wells Fargo Utilities and High Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Crow Point Partners, LLC

Wells Capital Management Incorporated

Portfolio managers

Phillip Susser

Niklas Nordenfelt, CFA®

Timothy P. O’Brien, CFA®

Average annual total return (%) as of February 29, 20161

	6 months	1 year	5 year	10 year
Based on market value	16.80	(2.03)	8.65	5.01
Based on net asset value (NAV) per share	1.24	(3.28)	7.19	4.40

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the six months ended February 29, 2016, was 1.17% which includes 0.19% of interest expense.

Comparison of NAV vs. market value[2]

High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. Small- and midcap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Derivatives involve additional risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or to closely track. There are numerous risks associated with transactions in options on securities. Illiquid securities may be subject towide fluctuations in market value and may be difficult to sell.

[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Utilities and High Income Fund	5

MANAGERS’ DISCUSSION

The Fund’s return, based on market value, was 16.80% for the six-month period that ended February 29, 2016. During the same period, the Fund’s return based on net asset value was 1.24%.

Overview

During the period, investors confronted issues and concerns that drove higher volatility in global equity and bond markets. Among the most significant influences that combined to temper investor willingness to take on risk were signs of slowing economic growth in China; the anticipation and, in December, the announcement of a federal funds rate increase by the U.S. Federal Reserve; a stronger U.S. dollar; and the persistence of low commodity prices.

Bond interest rates declined during the six-month period, which positively influenced utilities stock performance in general and rate-sensitive utilities in particular. The S&P 500 Utility Index3 gained 11.27%. Regulated utility businesses in general performed well because the regulatory climate remains largely supportive of the industry; however, energy prices remain depressed. During the period, the Fund’s cash position declined and allocations to preferred stocks, which generally are considered less risky than other stocks across the equity spectrum, increased.

High-yield bonds fell in price, driven by large outflows from the asset class, heightened equity volatility, and concerns that the decline in oil prices and a slowdown in China would cause a global recession. The energy and metals and mining sectors within the high-yield market endured substantial declines. Energy-related issues comprised approximately 13% of the high-yield market as of August 2015 and, on average, those issues had a negative total return of about 26% during the period. Metals and mining issues, which comprised a much smaller 3% of the market, had a negative total return of approximately 12%, on average.

Contributors to performance

Within the Fund’s equity portfolio, significant performance contributors included utilities American Electric Power Company, Incorporated; American Water Works Company Incorporated; Edison International; Eversource Energy; Great Plains Energy Incorporated; NextEra Energy, Incorporated; and PNM Resources, Incorporated, as well as telecom carriers Shenandoah Telecommunications Company and Verizon Communications Incorporated.

Within the high-yield portion of the Fund’s portfolio, limited exposure to the high-yield debt of energy exploration and production and metals and mining companies benefited performance.

Detractors from performance

Equity investments in Europe detracted from performance partly due to currency volatility. Those investments included Deutsche Post AG in Germany, Enel S.p.A. in Italy, Endesa S.A. in Spain, and Vivendi S.A. in France. Within the energy sector, The Williams Companies, Incorporated, stock performance detracted as turmoil in the industry driven by lower prices cast uncertainty over prospects for a merger that had been announced previously.

[3]	The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

[4]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Utilities and High Income Fund	Performance highlights (unaudited)

Among high-yield investments in the Fund, exposure to oil field services companies detracted from performance, as did investments in cable/satellite businesses. The Fund’s positioning among higher-rated bonds tended to restrain performance while its allocation to lower-rated bonds benefited performance, as did security selection across the credit-rating spectrum.

Management outlook

In our view, the U.S. economy is maintaining a positive trend overall based on low but positive gross domestic product measures and slowly improving employment conditions, while economic growth in Europe remains less consistent throughout the region with some larger countries in expansion mode while other smaller and emerging markets economies are stagnant. U.S. short-term interest rates are rising while longer-term rates, so far at least, are dropping, which tends to benefit utilities stock prices but is less favorable for returns on capital allowed by regulations. Regulated U.S. utility transmission businesses have performed well, although sales remain soft. Electricity generation and supply businesses that compete on price continue to struggle with low prices. On balance, our outlook is reasonably favorable.

In the long run, we expect high yield’s relative performance primarily will be driven by corporate fundamentals and defaults. In the near term, with the exception of the energy and other commodity sectors, our default outlook remains benign and supportive of high yield. Over a full cycle, we believe the best way to protect the Fund from periodic bouts of systemic fears and rebalancing will be our continued focus on a bottom-up approach that attempts to minimize downside risk while capturing the return potential of high-yield issuers. From a fundamental perspective, we believe lower energy and commodity prices are generally a positive for the economy and most high-yield sectors with the exception of energy exploration and development and metals and mining companies and companies associated with them. We expect default rates to rise in 2016 but that the majority of the increase to be concentrated in the energy and commodity sectors. High yields and low prices of the bonds being offered by these sectors suggest that a significant increase in the default rate already may have been reflected in the costs of these bonds. In the event oil prices stabilize or rise, we would expect the high-yield market to perform well as sentiment toward the asset class could improve.

Ten largest holdings (%) as of February 29, 2016[4]
American Electric Power Company Incorporated	4.97
Edison International	4.57
NextEra Energy Incorporated	4.54
Great Plains Energy Incorporated	4.46
Eversource Energy	4.37
Vivendi SA	3.71
Deutsche Post AG	3.18
Terna SpA	3.03
American Water Works Company Incorporated	2.90
Baltimore Gas & Electric Company	2.85

Credit quality as of February 29, 2016[5]

Country allocation as of February 29, 2016[6]

Summary portfolio of investments—February 29, 2016 (unaudited)	Wells Fargo Utilities and High Income Fund	7

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Shares	Value	Percent of net assets

Common Stocks: 62.42%

Consumer Discretionary: 3.71%

Media: 3.71%
Vivendi SA	200,000	$4,148,647	3.71%

Energy: 4.14%

Oil, Gas & Consumable Fuels: 4.14%
EQT Corporation	15,000	836,100	0.75
Spectra Energy Corporation	75,000	2,190,000	1.96
The Williams Companies Incorporated	100,000	1,599,000	1.43

		4,625,100	4.14

Industrials: 3.22%

Air Freight & Logistics: 3.18%
Deutsche Post AG	150,000	3,556,224	3.18

Construction & Engineering: 0.04%
Other securities		46,260	0.04

Telecommunication Services: 6.60%

Diversified Telecommunication Services: 4.65%
BCE Incorporated	16,000	689,920	0.62
CenturyLink Incorporated	75,000	2,294,250	2.05
Verizon Communications Incorporated	41,291	2,094,692	1.87
Other securities		120,812	0.11

		5,199,674	4.65

Wireless Telecommunication Services: 1.95%
Shenandoah Telecommunications Company	90,000	2,174,400	1.95

Utilities: 44.75%

Electric Utilities: 35.01%
American Electric Power Company Incorporated	90,000	5,557,500	4.97
Duke Energy Corporation	30,514	2,266,580	2.03
Edison International	75,000	5,112,000	4.57
Endesa SA	80,000	1,441,928	1.29
Enel SpA	400,000	1,598,575	1.43
Eversource Energy	90,000	4,887,000	4.37
Exelon Corporation	16,000	503,840	0.45
Great Plains Energy Incorporated	170,000	4,987,800	4.46
IDACORP Incorporated	25,000	1,774,000	1.59
NextEra Energy Incorporated	45,000	5,076,900	4.54
PNM Resources Incorporated	75,000	2,394,000	2.14
Terna SpA	650,000	3,382,111	3.03
Other securities		144,804	0.14

		39,127,038	35.01

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Utilities and High Income Fund	Summary portfolio of investments—February 29, 2016 (unaudited)

Security name			Shares	Value	Percent of net assets

Gas Utilities: 0.50%
Snam SpA			100,000	$538,901	0.48%
Other securities				24,028	0.02

				562,929	0.50

Multi-Utilities: 6.34%
CenterPoint Energy Incorporated			50,000	931,500	0.83
Public Service Enterprise Group Incorporated			50,000	2,133,000	1.91
Sempra Energy			19,900	1,920,549	1.72
Suez Environnement Company SA			25,000	431,847	0.38
TECO Energy Incorporated			50,000	1,373,500	1.23
Other securities				301,881	0.27

				7,092,277	6.34

Water Utilities: 2.90%
American Water Works Company Incorporated			50,000	3,241,000	2.90

Total Common Stocks (Cost $52,286,754)				69,773,549	62.42

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 29.53%

Consumer Discretionary: 5.63%

Auto Components: 0.20%
Other securities				224,350	0.20

Distributors: 0.06%
Other securities				72,000	0.06

Diversified Consumer Services: 0.47%
Service Corporation International	7.50%	4-1-2027	$351,000	402,773	0.36
Other securities				122,038	0.11

				524,811	0.47

Hotels, Restaurants & Leisure: 1.45%
CCM Merger Incorporated 144A	9.13	5-1-2019	465,000	473,138	0.42
Greektown Holdings LLC 144A	8.88	3-15-2019	675,000	658,125	0.59
Other securities				485,263	0.44

				1,616,526	1.45

Household Durables: 0.17%
Other securities				189,475	0.17

Leisure Products: 0.04%
Other securities				41,300	0.04

Media: 2.68%
Gray Television Incorporated	7.50	10-1-2020	375,000	394,219	0.35
Other securities				2,599,474	2.33

				2,993,693	2.68

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—February 29, 2016 (unaudited)	Wells Fargo Utilities and High Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Specialty Retail: 0.52%
Other securities				$584,213	0.52%

Textiles, Apparel & Luxury Goods: 0.04%
Other securities				46,238	0.04

Consumer Staples : 0.37%

Beverages: 0.10%
Other securities				112,900	0.10

Food Products: 0.25%
Other securities				286,389	0.25

Household Products: 0.02%
Other securities				20,400	0.02

Energy: 5.22%

Energy Equipment & Services: 1.88%
NGPL PipeCo LLC 144A	7.77%	12-15-2037	$900,000	639,000	0.57
Other securities				1,461,826	1.31

				2,100,826	1.88

Oil, Gas & Consumable Fuels: 3.34%
Sabine Pass LNG LP	6.50	11-1-2020	370,000	390,239	0.35
Other securities				3,348,460	2.99

				3,738,699	3.34

Financials: 5.40%

Banks: 0.31%
Other securities				346,151	0.31

Capital Markets: 0.43%
Other securities				477,100	0.43

Consumer Finance: 1.59%
Other securities				1,776,119	1.59

Diversified Financial Services: 0.61%
Other securities				680,557	0.61

Insurance: 0.32%
Other securities				363,188	0.32

Real Estate Management & Development: 0.21%
Other securities				230,000	0.21

REITs: 1.93%
Iron Mountain Incorporated	5.75	8-15-2024	410,000	410,513	0.37
Other securities				1,748,808	1.56

				2,159,321	1.93

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Utilities and High Income Fund	Summary portfolio of investments—February 29, 2016 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Health Care: 2.63%

Health Care Equipment & Supplies: 0.36%
Other securities				$407,004	0.36%

Health Care Providers & Services: 1.58%
Select Medical Corporation	6.38%	6-1-2021	$455,000	409,500	0.37
Other securities				1,355,037	1.21

				1,764,537	1.58

Health Care Technology: 0.33%
Other securities				363,875	0.33

Pharmaceuticals: 0.36%
Other securities				406,425	0.36

Industrials: 1.83%

Airlines: 0.10%
Other securities				108,000	0.10

Commercial Services & Supplies: 0.73%
Other securities				821,651	0.73

Construction & Engineering: 0.34%
Other securities				375,306	0.34

Machinery: 0.02%
Other securities				24,313	0.02

Professional Services: 0.01%
Other securities				13,750	0.01

Trading Companies & Distributors: 0.63%
Other securities				707,251	0.63

Information Technology: 2.23%

Communications Equipment: 0.07%
Other securities				74,250	0.07

Electronic Equipment, Instruments & Components: 0.73%
Jabil Circuit Incorporated	8.25	3-15-2018	620,000	671,150	0.60
Other securities				140,738	0.13

				811,888	0.73

Internet Software & Services: 0.09%
Other securities				96,063	0.09

IT Services: 0.51%
Other securities				569,258	0.51

Semiconductors & Semiconductor Equipment: 0.25%
Other securities				284,762	0.25

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—February 29, 2016 (unaudited)	Wells Fargo Utilities and High Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Software: 0.19%
Other securities				$214,281	0.19%

Technology Hardware, Storage & Peripherals: 0.39%
NCR Corporation	6.38%	12-15-2023	$433,000	424,340	0.38
Other securities				14,738	0.01

				439,078	0.39

Materials: 0.61%

Chemicals: 0.02%
Other securities				21,200	0.02

Containers & Packaging: 0.59%
Other securities				662,439	0.59

Telecommunication Services: 3.40%

Diversified Telecommunication Services: 1.29%
Other securities				1,440,889	1.29

Wireless Telecommunication Services: 2.11%
Sprint Capital Corporation	6.88	11-15-2028	1,125,000	815,625	0.73
Other securities				1,540,442	1.38

				2,356,067	2.11

Utilities: 2.21%

Electric Utilities: 1.46%
ComEd Financing III	6.35	3-15-2033	1,340,000	1,402,814	1.26
Other securities				224,939	0.20

				1,627,753	1.46

Gas Utilities: 0.20%
Other securities				223,806	0.20

Independent Power & Renewable Electricity Producers : 0.55%
Other securities				614,257	0.55

Total Corporate Bonds and Notes (Cost $36,029,327)				33,012,359	29.53

Loans: 1.03%

Consumer Discretionary: 0.37%

Hotels, Restaurants & Leisure: 0.03%
Other securities				39,443	0.03

Media: 0.18%
Other securities				199,284	0.18

Specialty Retail: 0.16%
Other securities				175,608	0.16

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Utilities and High Income Fund	Summary portfolio of investments—February 29, 2016 (unaudited)

Security name			Value	Percent of net assets

Financials: 0.06%

Diversified Financial Services: 0.04%
Other securities			$46,750	0.04%

Insurance: 0.02%
Other securities			20,200	0.02

Industrials: 0.09%

Commercial Services & Supplies: 0.04%
Other securities			46,011	0.04

Transportation Infrastructure: 0.05%
Other securities			54,943	0.05

Information Technology: 0.02%

Technology Hardware, Storage & Peripherals: 0.02%
Other securities			26,850	0.02

Telecommunication Services: 0.14%

Diversified Telecommunication Services: 0.14%
Other securities			151,497	0.14

Utilities: 0.35%

Electric Utilities: 0.35%
Other securities			390,064	0.35

Total Loans (Cost $2,256,888)			1,150,650	1.03

	Dividend yield	Shares
Preferred Stocks: 17.21%

Financials: 0.08%

Banks: 0.08%
Other securities			83,867	0.08

Utilities: 17.13%

Electric Utilities: 15.88%
Alabama Power Company	6.45%	106,766	2,932,734	2.62
Baltimore Gas & Electric Company	6.70	20,100	2,042,035	1.83
Baltimore Gas & Electric Company	6.99	31,310	3,181,879	2.85
Entergy Louisiana LLC	4.70	83,000	2,005,280	1.79
Gulf Power Company	6.45	20,000	2,085,000	1.86
Indianapolis Power & Light Company	5.65	28,811	2,940,523	2.63
Southern Company	6.25	50,000	1,331,250	1.19
The Connecticut Light & Power Company	5.28	12,000	615,376	0.55
The Connecticut Light & Power Company	6.56	12,000	621,000	0.56

			17,755,077	15.88

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—February 29, 2016 (unaudited)	Wells Fargo Utilities and High Income Fund	13

Security name	Dividend yield	Shares	Value	Percent of net assets

Multi-Utilities: 1.25%
Integrys Holding Incorporated ±	2.94%	54,650	$1,393,575	1.25%

Total Preferred Stocks (Cost $18,677,407)			19,232,519	17.21

Warrants: 0.00%

Utilities: 0.00%

Gas Utilities: 0.00%
Other securities			1,312	0.00

Total Warrants (Cost $30,480)			1,312	0.00

Yankee Corporate Bonds and Notes: 2.12%

Energy: 0.35%

Oil, Gas & Consumable Fuels: 0.35%
Other securities			387,922	0.35

Financials: 0.03%

Banks: 0.03%
Other securities			31,238	0.03

Health Care: 0.48%

Pharmaceuticals: 0.48%
Other securities			539,769	0.48

Industrials: 0.16%

Building Products: 0.02%
Other securities			15,713	0.02

Commercial Services & Supplies: 0.12%
Other securities			137,750	0.12

Machinery: 0.02%
Other securities			19,650	0.02

Materials: 0.42%

Containers & Packaging: 0.28%
Other securities			313,999	0.28

Metals & Mining: 0.06%
Other securities			70,563	0.06

Paper & Forest Products: 0.08%
Other securities			88,500	0.08

Telecommunication Services: 0.68%

Diversified Telecommunication Services: 0.64%
Other securities			714,416	0.64

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Utilities and High Income Fund	Summary portfolio of investments—February 29, 2016 (unaudited)

Security name		Shares	Value	Percent of net assets

Wireless Telecommunication Services: 0.04%
Other securities			$50,063	0.04%

Total Yankee Corporate Bonds and Notes (Cost $3,376,869)			2,369,583	2.12

	Yield
Short-Term Investments: 8.89%

Investment Companies: 8.89%
Wells Fargo Cash Investment Money Market Fund, Select Class (l)(u)	0.43%	9,933,190	9,933,190	8.89

Total Short-Term Investments (Cost $9,933,190)			9,933,190	8.89

Total investments in securities (Cost $122,590,915) *			135,473,162	121.20%
Other assets and liabilities, net			(23,698,841)	(21.20)

Total net assets			$111,774,321	100.00%

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $123,313,510 and unrealized gains (losses) consists of:

Gross unrealized gains	$22,755,292
Gross unrealized losses	(10,595,640)

Net unrealized gains	$12,159,652

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—February 29, 2016 (unaudited)	Wells Fargo Utilities and High Income Fund	15

Assets
Investments
In unaffiliated securities, at value (cost $112,657,725)	$125,539,972
In affiliated securities, at value (cost $9,933,190)	9,933,190

Total investments, at value (cost $122,590,915)	135,473,162
Cash	200,264
Foreign currency, at value (cost $128,323)	129,353
Receivable for investments sold	157,299
Receivable for dividends and interest	1,143,561
Prepaid expenses and other assets	3,964

Total assets	137,107,603

Liabilities
Dividends payable	692,201
Payable for investments purchased	2,464,284
Secured borrowing payable	22,015,573
Advisory fee payable	63,186
Administration fees payable	5,266
Accrued expenses and other liabilities	92,772

Total liabilities	25,333,282

Total net assets	$111,774,321

NET ASSETS CONSIST OF
Paid-in capital	$151,460,387
Overdistributed net investment income	(1,678,910)
Accumulated net realized losses on investments	(50,887,211)
Net unrealized gains on investments	12,880,055

Total net assets	$111,774,321

NET ASSET VALUE PER SHARE
Based on $111,774,321 divided by 9,232,832 shares issued and outstanding (unlimited number of shares authorized)	$12.11

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Utilities and High Income Fund	Statement of operations—six months ended February 29, 2016 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $50,860)	$1,701,140
Interest	1,484,105
Income from affiliated securities	8,369

Total investment income	3,193,614

Expenses
Advisory fee	402,042
Administration fee	33,504
Custody and accounting fees	16,937
Professional fees	38,571
Shareholder report expenses	25,905
Trustees’ fees and expenses	6,739
Transfer agent fees	17,445
Interest expense	108,819
Other fees and expenses	8,155

Total expenses	658,117

Net investment income	2,535,497

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	233,879
Net change in unrealized gains (losses) on investments	(1,688,463)

Net realized and unrealized gains (losses) on investments	(1,454,584)

Net increase in net assets resulting from operations	$1,080,913

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Utilities and High Income Fund	17

	Six months ended February 29, 2016 (unaudited)	Year ended August 31, 2015

Operations
Net investment income	$2,535,497	$8,422,585
Net realized gains on investments	233,879	319,865
Net change in unrealized gains (losses) on investments	(1,688,463)	(13,285,652)

Net increase (decrease) in net assets resulting from operations	1,080,913	(4,543,202)

Distributions to shareholders from
Net investment income	(4,154,775)	(8,308,807)

Capital share transactions
Net asset value shares issued under the Automatic Dividend Reinvestment Plan	0	22,151

Total decrease in net assets	(3,073,862)	(12,829,858)

Net assets
Beginning of period	114,848,183	127,678,041

End of period	$111,774,321	$114,848,183

Undistributed (overdistributed) net investment income	$(1,678,910)	$155,876

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Utilities and High Income Fund	Statement of cash flows—year ended February 29, 2016 (unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$1,080,913

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of securities	(20,697,108)
Proceeds from sale of securities	20,961,172
Amortization	(83,054)
Purchase of short-term securities, net	(753,619)
Decrease in receivable for investments sold	93,971
Decrease in receivable for dividends and interest	100,342
Decrease in prepaid expenses and other assets	4,852
Increase in payable for investments purchased	2,302,030
Decrease in advisory fee payable	(8,210)
Decrease in administration fees payable	(684)
Decrease in accrued expenses and other liabilities	(17,511)
Net realized gains on investments	(233,879)
Net change in unrealized gains (losses) on investments	1,688,463

Net cash provided by operating activities	4,437,678

Cash flows from financing activities:
Cash distributions paid	(4,175,357)
Increase in secured borrowing payable	1,009

Net cash used in financing activities	(4,174,348)

Net increase in cash	263,330

Cash (including foreign currency):
Beginning of period	$66,287

End of period	$329,617

Supplemental cash disclosure
Cash paid for interest	$107,810

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Utilities and High Income Fund	19

(For a share outstanding throughout each period)

	Six months ended February 29, 2016 (unaudited)	Year ended August 31
		2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.44	$13.83	$12.24	$11.74	$11.75	$11.23
Net investment income	0.27	0.91	0.97 [1]	0.87 [1]	0.87 [1]	0.99 [1]
Net realized and unrealized gains (losses) on investments	(0.15)	(1.40)	1.52	0.53	0.02	0.43

Total from investment operations	0.12	(0.49)	2.49	1.40	0.89	1.42
Distributions to shareholders from
Net investment income	(0.45)	(0.90)	(0.90)	(0.90)	(0.90)	(0.90)
Net asset value, end of period	$12.11	$12.44	$13.83	$12.24	$11.74	$11.75
Market value, end of period	$12.23	$10.89	$12.87	$12.04	$11.92	$11.03
Total return based on market value[2]	16.80%	(9.11)%	14.89%	8.93%	17.03%	5.99%
Ratios to average net assets (annualized)
Expenses[3]	1.17%	1.19%	1.11%	1.25%	1.20%	1.24%
Net investment income	4.52%	6.88%	7.38%	7.11%	7.48%	8.14%
Supplemental data
Portfolio turnover rate	14%	61%	29%	65%	48%	64%
Net assets, end of period (000s omitted)	$111,774	$114,848	$127,678	$113,001	$108,327	$108,146

Borrowings outstanding, end of period (000s omitted)	$22,000	$22,000	$22,000	$22,000	$22,000	$22,000
Asset coverage per $1,000 of borrowing, end of period	$6,081	$6,220	$6,804	$6,136	$5,866	$5,916

[1]	Calculated based upon average shares outstanding

[2]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

[3]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended February 29, 2016 (unaudited)	0.19%
Year ended August 31, 2015	0.16%
Year ended August 31, 2014	0.19%
Year ended August 31, 2013	0.21%
Year ended August 31, 2012	0.25%
Year ended August 31, 2011	0.25%

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Utilities and High Income Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

The Wells Fargo Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004. Originally classified as non-diversified, the Fund now is classified as a diversified closed-end management investment company and is registered under the Investment Company Act of 1940, as amended. As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On February 29, 2016, such fair value pricing was used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements (unaudited)	Wells Fargo Utilities and High Income Fund	21

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

22	Wells Fargo Utilities and High Income Fund	Notes to financial statements (unaudited)

As of August 31, 2015, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $47,268,666 with $19,833,087 expiring in 2017; and $27,435,579 expiring in 2018.

As of August 31, 2015, the Fund had current year deferred post-October capital losses consisting of $3,364,114 in short-term losses which was recognized on the first day of the current fiscal year.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 29, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$0	$4,148,647	$0	$4,148,647
Energy	4,625,100	0	0	4,625,100
Industrials	46,260	3,556,224	0	3,602,484
Telecommunication services	7,253,262	120,812	0	7,374,074
Utilities	42,629,882	7,393,362	0	50,023,244

Corporate bonds and notes	0	33,012,359	0	33,012,359

Loans	0	759,515	391,135	1,150,650

Preferred stocks
Financials	83,867	0	0	83,867
Utilities	4,090,280	15,058,372	0	19,148,652

Warrants
Utilities	0	1,312	0	1,312

Yankee corporate bonds and notes	0	2,332,336	37,247	2,369,583

Short-term investments
Investment companies	9,933,190	0	0	9,933,190
Total assets	$68,661,841	$66,382,939	$428,382	$135,473,162

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At February 29, 2016, fair value pricing was used in pricing certain foreign securities and securities valued at $15,219,045 were transferred from Level 1 to Level 2 within the fair value hierarchy. The Fund had no material transfers into/out of Level 3.

Notes to financial statements (unaudited)	Wells Fargo Utilities and High Income Fund	23

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain investment subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo) and Crow Point Partners, LLC are each investment subadvisers to the Fund and are each entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the six months ended February 29, 2016, the Fund did not issue any shares. For the year ended August 31, 2015 the Fund issued 1,649 shares.

6. BORROWINGS

The Fund has borrowed $22 million through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $25 million with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount.

At February 29, 2016, the Fund had borrowings outstanding in the amount of $22,015,573 (including accrued interest and commitment fees payable). During the six months ended February 29, 2016, an effective interest rate of 0.99% was incurred on the borrowings and the Fund incurred interest expense in the amount of $108,819, representing 0.19% of the Fund’s average daily net assets.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended February 29, 2016 were $19,947,400 and $18,165,319, respectively.

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in utilities companies and, therefore, would be more affected by changes in that industry than would be a fund whose investments are not heavily weighted in the industry.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Utilities and High Income Fund	Notes to financial statements (unaudited)

10. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration date	Record date	Payable date	Per share amount
February 18, 2016	March 15, 2016	April 1, 2016	$0.075
March 24, 2016	April 13, 2016	May 2, 2016	0.075
April 29, 2016	May 16, 2016	June 1, 2016	0.075

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Other information (unaudited)	Wells Fargo Utilities and High Income Fund	25

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On December 7, 2015, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of Trustees:

Net assets voted “For”	William R. Ebsworth	$98,208,888
Net assets voted “Against”		$4,268,209
Net assets voted “For”	Jane A. Freeman	$97,678,598
Net assets voted “Against”		$4,798,499
Net assets voted “For”	Judith M. Johnson	$97,975,569
Net assets voted “Against”		$4,501,528
Net assets voted “For”	Donald C. Willeke	$97,873,263
Net assets voted “Against”		$4,603,834

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Utilities and High Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Utilities and High Income Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2004	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Fund’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

28	Wells Fargo Utilities and High Income Fund	Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

List of abbreviations	Wells Fargo Utilities and High Income Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

241415 04-16 SUHIF/SAR152 2-16

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

Wells Fargo Utilities and High Income Fund included a Summary Portfolio of Investments under Item 1. A Portfolio of Investments for Wells Fargo Utilities and High Income Fund is filed under this Item.

Portfolio of investments—February 29, 2016 (unaudited)	Wells Fargo Utilities and High Income Fund	1

Security name	Shares	Value

Common Stocks: 62.42%

Consumer Discretionary: 3.71%

Media: 3.71%
Vivendi SA	200,000	$4,148,647

Energy: 4.14%

Oil, Gas & Consumable Fuels: 4.14%
EQT Corporation	15,000	836,100
Spectra Energy Corporation	75,000	2,190,000
The Williams Companies Incorporated	100,000	1,599,000

		4,625,100

Industrials: 3.22%

Air Freight & Logistics: 3.18%
Deutsche Post AG	150,000	3,556,224

Construction & Engineering: 0.04%
Ameresco Incorporated Class A †	9,000	46,260

Telecommunication Services: 6.60%

Diversified Telecommunication Services: 4.65%
BCE Incorporated	16,000	689,920
CenturyLink Incorporated	75,000	2,294,250
Telefonica Deutschland Holding AG	25,000	120,812
Verizon Communications Incorporated	41,291	2,094,692

		5,199,674

Wireless Telecommunication Services: 1.95%
Shenandoah Telecommunications Company	90,000	2,174,400

Utilities: 44.75%

Electric Utilities: 35.01%
American Electric Power Company Incorporated	90,000	5,557,500
Chesapeake Utilities Corporation	300	18,690
Duke Energy Corporation	30,514	2,266,580
Edison International	75,000	5,112,000
Endesa SA	80,000	1,441,928
Enel SpA	400,000	1,598,575
Entergy Corporation	1,000	72,210
Eversource Energy	90,000	4,887,000
Exelon Corporation	16,000	503,840
Great Plains Energy Incorporated	170,000	4,987,800
Hydro One Limited 144A	3,000	51,286
IDACORP Incorporated	25,000	1,774,000
NextEra Energy Incorporated	45,000	5,076,900
Pepco Holdings Incorporated	100	2,618
PNM Resources Incorporated	75,000	2,394,000
Terna SpA	650,000	3,382,111

		39,127,038

2	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 29, 2016 (unaudited)

Security name			Shares	Value

Gas Utilities: 0.50%
New Jersey Resources Corporation			400	$13,848
Snam SpA			100,000	538,901
South Jersey Industries Incorporated			400	10,180

				562,929

Multi-Utilities: 6.34%
Alliant Energy Corporation			4,000	271,800
CenterPoint Energy Incorporated			50,000	931,500
Dominion Resources Incorporated			300	20,976
MDU Resources Group Incorporated			500	9,105
Public Service Enterprise Group Incorporated			50,000	2,133,000
Sempra Energy			19,900	1,920,549
Suez Environnement Company SA			25,000	431,847
TECO Energy Incorporated			50,000	1,373,500

				7,092,277

Water Utilities: 2.90%
American Water Works Company Incorporated			50,000	3,241,000

Total Common Stocks (Cost $52,286,754)				69,773,549

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 29.53%

Consumer Discretionary: 5.63%

Auto Components: 0.20%
Cooper Tire & Rubber Company (i)	7.63%	3-15-2027	$190,000	197,600
Goodyear Tire & Rubber Company	7.00	5-15-2022	25,000	26,750

				224,350

Distributors: 0.06%
LKQ Corporation	4.75	5-15-2023	75,000	72,000

Diversified Consumer Services: 0.47%
Monitronics International	9.13	4-1-2020	25,000	21,188
Service Corporation International	7.00	6-15-2017	25,000	26,375
Service Corporation International	7.50	4-1-2027	351,000	402,773
Service Corporation International	7.63	10-1-2018	25,000	27,875
Service Corporation International	8.00	11-15-2021	40,000	46,600

				524,811

Hotels, Restaurants & Leisure: 1.45%
CCM Merger Incorporated 144A	9.13	5-1-2019	465,000	473,138
Greektown Holdings LLC 144A	8.88	3-15-2019	675,000	658,125
Hilton Worldwide Finance LLC	5.63	10-15-2021	15,000	15,563
Pinnacle Entertainment Incorporated	7.50	4-15-2021	355,000	369,200
Speedway Motorsports Incorporated	5.13	2-1-2023	100,000	100,500

				1,616,526

Portfolio of investments—February 29, 2016 (unaudited)	Wells Fargo Utilities and High Income Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Household Durables: 0.17%
American Greetings Corporation	7.38%	12-1-2021	$150,000	$153,000
Tempur Sealy International Incorporated 144A	5.63	10-15-2023	10,000	10,150
Tempur Sealy International Incorporated	6.88	12-15-2020	25,000	26,325

				189,475

Leisure Products: 0.04%
Vista Outdoor Incorporated 144A	5.88	10-1-2023	40,000	41,300

Media: 2.68%
Altice US Finance I Corporation 144A	5.38	7-15-2023	200,000	203,500
Cable One Incorporated 144A	5.75	6-15-2022	25,000	25,125
Cablevision Systems Corporation	8.63	9-15-2017	145,000	154,135
CCO Holdings LLC	5.13	2-15-2023	50,000	49,625
CCO Holdings LLC 144A	5.13	5-1-2023	35,000	34,738
CCO Holdings LLC	5.25	9-30-2022	90,000	91,013
CCO Holdings LLC 144A	5.38	5-1-2025	335,000	330,813
CCO Holdings LLC 144A	5.88	4-1-2024	50,000	51,000
CCO Holdings LLC 144A	5.88	5-1-2027	50,000	50,000
CCO Holdings LLC	6.63	1-31-2022	50,000	52,500
CCO Holdings LLC	7.38	6-1-2020	125,000	130,063
CCOH Safari LLC 144A	5.75	2-15-2026	275,000	275,723
Cequel Communications Holdings I LLC 144A	5.13	12-15-2021	15,000	13,763
Cequel Communications Holdings I LLC 144A	5.13	12-15-2021	100,000	91,750
Cequel Communications Holdings I LLC 144A	7.75	7-15-2025	100,000	93,250
Cinemark USA Incorporated	7.38	6-15-2021	75,000	78,563
CSC Holdings LLC	7.88	2-15-2018	75,000	79,875
CSC Holdings LLC	8.63	2-15-2019	125,000	134,375
Gray Television Incorporated	7.50	10-1-2020	375,000	394,219
Lamar Media Corporation	5.88	2-1-2022	75,000	78,188
LIN Television Corporation	6.38	1-15-2021	25,000	26,031
Live Nation Entertainment Incorporated 144A	7.00	9-1-2020	35,000	36,706
National CineMedia LLC	6.00	4-15-2022	155,000	161,200
National CineMedia LLC	7.88	7-15-2021	100,000	103,750
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	25,000	24,000
Nexstar Broadcasting Group Incorporated	6.88	11-15-2020	145,000	147,175
Outfront Media Capital Corporation	5.25	2-15-2022	15,000	15,338
Outfront Media Capital Corporation	5.88	3-15-2025	65,000	67,275

				2,993,693

Specialty Retail: 0.52%
ABC Supply Company Incorporated 144A	5.63	4-15-2021	40,000	40,900
ABC Supply Company Incorporated 144A	5.75	12-15-2023	50,000	51,500
Century Intermediate Holding Company (PIK at 10.50%) 144A¥(i)	9.75	2-15-2019	15,000	15,263
Penske Auto Group Incorporated	5.38	12-1-2024	160,000	155,200
Penske Auto Group Incorporated	5.75	10-1-2022	94,000	94,000
Sonic Automotive Incorporated	5.00	5-15-2023	70,000	66,150
Sonic Automotive Incorporated	7.00	7-15-2022	155,000	161,200

				584,213

4	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 29, 2016 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Textiles, Apparel & Luxury Goods: 0.04%
Wolverine World Wide Company	6.13%	10-15-2020	$45,000	$46,238

Consumer Staples: 0.37%

Beverages: 0.10%
Cott Beverages Incorporated	5.38	7-1-2022	50,000	49,750
Cott Beverages Incorporated	6.75	1-1-2020	60,000	63,150

				112,900

Food Products: 0.25%
B&G Foods Incorporated	4.63	6-1-2021	30,000	30,338
Darling Ingredients Incorporated	5.38	1-15-2022	15,000	14,775
Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	85,000	82,663
Prestige Brands Incorporated 144A	6.38	3-1-2024	10,000	10,300
Simmons Foods Incorporated 144A	7.88	10-1-2021	175,000	148,313

				286,389

Household Products: 0.02%
Central Garden & Pet Company	6.13	11-15-2023	20,000	20,400

Energy: 5.22%

Energy Equipment & Services: 1.88%
Bristow Group Incorporated	6.25	10-15-2022	380,000	214,700
Cleaver Brooks Incorporated 144A	8.75	12-15-2019	40,000	37,100
Era Group Incorporated	7.75	12-15-2022	334,000	254,675
Forum Energy Technologies Incorporated	6.25	10-1-2021	25,000	18,938
Hilcorp Energy Company 144A	5.00	12-1-2024	75,000	51,000
Hilcorp Energy Company 144A	5.75	10-1-2025	75,000	51,000
Hornbeck Offshore Services Incorporated	1.50	9-1-2019	100,000	42,500
Hornbeck Offshore Services Incorporated	5.00	3-1-2021	230,000	120,463
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	235,000	122,200
NGPL PipeCo LLC 144A	7.12	12-15-2017	190,000	177,175
NGPL PipeCo LLC 144A	7.77	12-15-2037	900,000	639,000
NGPL PipeCo LLC 144A	9.63	6-1-2019	35,000	32,900
PHI Incorporated	5.25	3-15-2019	405,000	332,100
Pride International Incorporated	8.50	6-15-2019	10,000	7,075

				2,100,826

Oil, Gas & Consumable Fuels: 3.34%
Alpha Natural Resources Incorporated (s)	6.25	6-1-2021	50,000	125
Arch Coal Incorporated (s)	7.00	6-15-2019	100,000	500
Arch Coal Incorporated (s)	7.25	6-15-2021	50,000	250
Berry Petroleum Company LLC	6.38	9-15-2022	225,000	24,188
Berry Petroleum Company LLC	6.75	11-1-2020	25,000	2,750
Continental Resources Incorporated	3.80	6-1-2024	25,000	17,041
Continental Resources Incorporated	5.00	9-15-2022	150,000	113,850
CSI Compressco LP	7.25	8-15-2022	125,000	71,250
Denbury Resources Incorporated	4.63	7-15-2023	275,000	79,750
Denbury Resources Incorporated	5.50	5-1-2022	30,000	9,450

Portfolio of investments—February 29, 2016 (unaudited)	Wells Fargo Utilities and High Income Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Denbury Resources Incorporated	6.38%	8-15-2021	$160,000	$51,200
El Paso Pipeline Partners Operating LLC	5.00	10-1-2021	125,000	116,576
Enlink Midstream Partners LP	4.15	6-1-2025	100,000	69,051
Enlink Midstream Partners LP	4.40	4-1-2024	250,000	176,408
Exterran Partners LP	6.00	4-1-2021	200,000	130,500
Kinder Morgan Incorporated	5.55	6-1-2045	75,000	62,276
Kinder Morgan Incorporated	6.50	9-15-2020	45,000	45,462
Kinder Morgan Incorporated	7.00	6-15-2017	75,000	77,278
Kinder Morgan Incorporated (i)	7.42	2-15-2037	90,000	81,713
Kinder Morgan Incorporated	7.80	8-1-2031	100,000	95,071
Northern Tier Energy LLC	7.13	11-15-2020	200,000	186,000
Overseas Shipholding Group Incorporated	8.13	3-30-2018	110,000	106,700
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	260,000	231,758
Rockies Express Pipeline LLC 144A	6.00	1-15-2019	50,000	46,750
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	290,000	203,000
Rockies Express Pipeline LLC 144A(i)	7.50	7-15-2038	205,000	153,750
Rose Rock Midstream LP	5.63	11-15-2023	50,000	27,625
Sabine Oil & Gas Corporation (i)(s)	7.25	6-15-2019	50,000	4,000
Sabine Oil & Gas Corporation (i)(s)	7.50	9-15-2020	260,000	20,800
Sabine Pass Liquefaction LLC	5.63	2-1-2021	75,000	71,578
Sabine Pass Liquefaction LLC	5.63	4-15-2023	165,000	152,213
Sabine Pass Liquefaction LLC	5.63	3-1-2025	50,000	45,375
Sabine Pass Liquefaction LLC	5.75	5-15-2024	50,000	46,031
Sabine Pass Liquefaction LLC	6.25	3-15-2022	200,000	190,500
Sabine Pass LNG LP	6.50	11-1-2020	370,000	390,239
Sabine Pass LNG LP	7.50	11-30-2016	295,000	307,818
SemGroup Corporation	7.50	6-15-2021	250,000	189,375
Southwestern Energy Company	4.10	3-15-2022	75,000	42,638
Suburban Propane Partners LP	5.50	6-1-2024	20,000	17,000
Suburban Propane Partners LP	7.38	8-1-2021	26,000	25,480
Swift Energy Company (i)(s)	7.13	6-1-2017	422,000	16,880
Swift Energy Company (i)(s)	8.88	1-15-2020	75,000	3,000
Ultra Petroleum Corporation 144A	5.75	12-15-2018	35,000	1,750
Ultra Petroleum Corporation 144A	6.13	10-1-2024	675,000	33,750

				3,738,699

Financials: 5.40%

Banks: 0.31%
CIT Group Incorporated 144A	5.50	2-15-2019	100,000	103,312
CIT Group Incorporated 144A	6.63	4-1-2018	231,000	242,839

				346,151

Capital Markets: 0.43%
Jefferies Finance LLC 144A	6.88	4-15-2022	350,000	246,750
Jefferies Finance LLC 144A	7.38	4-1-2020	80,000	61,600
Jefferies Finance LLC 144A	7.50	4-15-2021	225,000	168,750

				477,100

6	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 29, 2016 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance: 1.59%
Ally Financial Incorporated	5.75%	11-20-2025	$50,000	$48,500
Ally Financial Incorporated	8.00	12-31-2018	100,000	108,750
Ally Financial Incorporated	8.00	3-15-2020	203,000	225,838
Ford Motor Credit Company LLC	8.00	12-15-2016	25,000	26,193
Homer City Generation LLC	8.73	10-1-2026	139,827	88,091
Navient Corporation	5.88	3-25-2021	40,000	35,100
Navient Corporation	8.00	3-25-2020	275,000	271,563
SLM Corporation	6.13	3-25-2024	90,000	75,321
SLM Corporation	7.25	1-25-2022	70,000	63,700
SLM Corporation	8.45	6-15-2018	125,000	133,204
Springleaf Finance Corporation	5.75	9-15-2016	50,000	50,000
Springleaf Finance Corporation	6.00	6-1-2020	175,000	152,469
Springleaf Finance Corporation	6.50	9-15-2017	50,000	49,438
Springleaf Finance Corporation	6.90	12-15-2017	243,000	242,089
Springleaf Finance Corporation	7.75	10-1-2021	100,000	88,750
Springleaf Finance Corporation	8.25	10-1-2023	135,000	117,113

				1,776,119

Diversified Financial Services: 0.61%
Denali Borrower LLC 144A	5.63	10-15-2020	330,000	347,157
Infinity Acquisition LLC 144A(i)	7.25	8-1-2022	185,000	155,400
NewStar Financial Incorporated	7.25	5-1-2020	200,000	178,000

				680,557

Insurance: 0.32%
Hub Holdings LLC (PIK at 8.88%) 144A¥	8.13	7-15-2019	275,000	228,938
Hub International Limited 144A	7.88	10-1-2021	150,000	134,250

				363,188

Real Estate Management & Development: 0.21%
Onex Corporation 144A	7.75	1-15-2021	250,000	230,000

REITs: 1.93%
Crown Castle International Corporation	4.88	4-15-2022	35,000	36,575
Crown Castle International Corporation	5.25	1-15-2023	70,000	74,113
DuPont Fabros Technology Incorporated LP	5.63	6-15-2023	225,000	227,250
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	340,000	353,600
Equinix Incorporated	5.88	1-15-2026	25,000	26,125
ESH Hospitality Incorporated 144A	5.25	5-1-2025	200,000	194,000
Iron Mountain Incorporated	5.75	8-15-2024	410,000	410,513
Iron Mountain Incorporated 144A	6.00	10-1-2020	20,000	21,200
Iron Mountain Incorporated	6.00	8-15-2023	267,000	283,688
Sabra Health Care Incorporated	5.38	6-1-2023	50,000	49,775
Sabra Health Care Incorporated	5.50	2-1-2021	105,000	106,281
The Geo Group Incorporated	5.13	4-1-2023	25,000	23,875
The Geo Group Incorporated	5.88	1-15-2022	205,000	206,538
The Geo Group Incorporated	5.88	10-15-2024	75,000	73,688
The Geo Group Incorporated	6.63	2-15-2021	70,000	72,100

				2,159,321

Portfolio of investments—February 29, 2016 (unaudited)	Wells Fargo Utilities and High Income Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 2.63%

Health Care Equipment & Supplies: 0.36%
Crimson Merger Sub Incorporated 144A	6.63%	5-15-2022	$320,000	$230,400
Hill-Rom Holdings Incorporated 144A	5.75	9-1-2023	25,000	25,688
Hologic Incorporated 144A	5.25	7-15-2022	90,000	94,266
Kinetic Concepts Incorporated 144A	7.88	2-15-2021	55,000	56,650

				407,004

Health Care Providers & Services: 1.58%
Centene Corporation	5.75	6-1-2017	75,000	77,625
DaVita HealthCare Partners Incorporated	5.00	5-1-2025	35,000	34,913
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	170,000	178,925
HCA Incorporated	5.88	3-15-2022	25,000	26,813
HCA Incorporated	6.50	2-15-2020	325,000	360,003
HealthSouth Corporation 144A	5.75	11-1-2024	25,000	25,250
HealthSouth Corporation	5.75	11-1-2024	25,000	25,250
HealthSouth Corporation 144A	5.75	9-15-2025	100,000	99,250
Mednax Incorporated 144A	5.25	12-1-2023	50,000	51,813
Molina Healthcare Incorporated 144A	5.38	11-15-2022	25,000	25,313
MPT Operating Partnership LP	6.38	2-15-2022	70,000	72,100
MPT Operating Partnership LP	6.38	3-1-2024	10,000	10,250
MPT Operating Partnership LP	6.88	5-1-2021	125,000	130,313
Select Medical Corporation	6.38	6-1-2021	455,000	409,500
Team Health Incorporated 144A	7.25	12-15-2023	100,000	105,000
Tenet Healthcare Corporation	6.00	10-1-2020	50,000	52,906
Vizient Incorporated 144A	10.38	3-1-2024	75,000	79,313

				1,764,537

Health Care Technology: 0.33%
Emdeon Incorporated	11.00	12-31-2019	355,000	363,875

Pharmaceuticals: 0.36%
Endo Finance LLC 144A	5.75	1-15-2022	65,000	64,675
Endo Finance LLC 144A	5.88	1-15-2023	50,000	49,750
Endo Finance LLC 144A	6.00	2-1-2025	50,000	49,750
Endo Finance LLC 144A	7.75	1-15-2022	180,000	186,750
PRA Holdings Incorporated 144A	9.50	10-1-2023	50,000	55,500

				406,425

Industrials: 1.83%

Airlines: 0.10%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	100,000	108,000

Commercial Services & Supplies: 0.73%
ADT Corporation	4.13	6-15-2023	85,000	71,613
ADT Corporation	6.25	10-15-2021	300,000	292,500
Aramark Services Incorporated 144A	5.13	1-15-2024	10,000	10,475
Covanta Holding Corporation	5.88	3-1-2024	185,000	159,100
Covanta Holding Corporation	6.38	10-1-2022	195,000	179,888
Covanta Holding Corporation	7.25	12-1-2020	110,000	108,075

				821,651

8	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 29, 2016 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Construction & Engineering: 0.34%
AECOM	5.75%	10-15-2022	$15,000	$15,150
AECOM	5.88	10-15-2024	200,000	199,000
United Rentals North America Incorporated	4.63	7-15-2023	90,000	90,000
United Rentals North America Incorporated	5.50	7-15-2025	75,000	71,156

				375,306

Machinery: 0.02%
Enpro Industries Incorporated	5.88	9-15-2022	25,000	24,313

Professional Services: 0.01%
Ascent Capital Group Incorporated	4.00	7-15-2020	25,000	13,750

Trading Companies & Distributors: 0.63%
Ashtead Capital Incorporated 144A	6.50	7-15-2022	350,000	359,625
H&E Equipment Services Incorporated	7.00	9-1-2022	325,000	309,563
International Lease Finance Corporation 144A	7.13	9-1-2018	35,000	38,063

				707,251

Information Technology: 2.23%

Communications Equipment: 0.07%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	75,000	74,250

Electronic Equipment, Instruments & Components: 0.73%
Jabil Circuit Incorporated	8.25	3-15-2018	620,000	671,150
Zebra Technologies Corporation	7.25	10-15-2022	135,000	140,738

				811,888

Internet Software & Services: 0.09%
Infor Software Parent LLC 144A	6.50	5-15-2022	50,000	43,375
Infor Software Parent LLC (PIK at 7.88%) 144A¥	7.13	5-1-2021	75,000	52,688

				96,063

IT Services: 0.51%
Audatex North America Incorporated 144A	6.00	6-15-2021	225,000	227,250
Audatex North America Incorporated 144A	6.13	11-1-2023	140,000	141,400
First Data Corporation 144A	5.00	1-15-2024	20,000	20,313
First Data Corporation 144A	5.75	1-15-2024	20,000	20,125
First Data Corporation 144A	6.75	11-1-2020	152,000	160,170

				569,258

Semiconductors & Semiconductor Equipment: 0.25%
Micron Technology Incorporated 144A	5.25	8-1-2023	25,000	21,375
Micron Technology Incorporated 144A	5.25	1-15-2024	75,000	63,000
Micron Technology Incorporated	5.50	2-1-2025	85,000	71,825
Micron Technology Incorporated 144A	5.63	1-15-2026	85,000	68,850
Micron Technology Incorporated	5.88	2-15-2022	65,000	59,712

				284,762

Portfolio of investments—February 29, 2016 (unaudited)	Wells Fargo Utilities and High Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Software: 0.19%
Activision Blizzard Incorporated 144A	5.63%	9-15-2021	$45,000	$47,306
Activision Blizzard Incorporated 144A	6.13	9-15-2023	10,000	10,700
Boxer Parent Company Incorporated (PIK at 9.75%) 144A¥	9.00	10-15-2019	200,000	104,500
Emdeon Incorporated 144A	6.00	2-15-2021	50,000	46,500
SS&C Technologies Incorporated 144A	5.88	7-15-2023	5,000	5,275

				214,281

Technology Hardware, Storage & Peripherals: 0.39%
NCR Corporation	5.88	12-15-2021	15,000	14,738
NCR Corporation	6.38	12-15-2023	433,000	424,340

				439,078

Materials: 0.61%

Chemicals: 0.02%
Celanese US Holdings LLC	5.88	6-15-2021	20,000	21,200

Containers & Packaging: 0.59%
Ball Corporation	5.25	7-1-2025	15,000	15,638
Berry Plastics Corporation	5.13	7-15-2023	50,000	50,000
Berry Plastics Corporation 144A	6.00	10-15-2022	15,000	15,600
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	5,000	5,338
Crown Cork & Seal Company Incorporated (i)	7.50	12-15-2096	50,000	49,750
Owens-Brockway Glass Container Incorporated 144A	5.38	1-15-2025	50,000	48,750
Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	50,000	51,500
Owens-Brockway Glass Container Incorporated 144A	6.38	8-15-2025	250,000	256,875
Owens-Illinois Incorporated	7.80	5-15-2018	60,000	65,550
Sealed Air Corporation 144A	5.13	12-1-2024	75,000	77,813
Silgan Holdings Incorporated	5.00	4-1-2020	25,000	25,625

				662,439

Telecommunication Services: 3.40%

Diversified Telecommunication Services: 1.29%
Citizens Communications Company	7.88	1-15-2027	25,000	19,375
Frontier Communications Corporation	8.13	10-1-2018	60,000	62,100
GCI Incorporated	6.75	6-1-2021	170,000	168,300
GCI Incorporated	6.88	4-15-2025	125,000	122,188
Level 3 Financing Incorporated	5.13	5-1-2023	75,000	76,500
Level 3 Financing Incorporated	5.38	8-15-2022	125,000	128,438
Level 3 Financing Incorporated 144A	5.38	1-15-2024	50,000	51,250
Level 3 Financing Incorporated	5.38	5-1-2025	75,000	76,969
Level 3 Financing Incorporated	5.63	2-1-2023	65,000	66,950
Level 3 Financing Incorporated	6.13	1-15-2021	80,000	83,600
Level 3 Financing Incorporated	7.00	6-1-2020	15,000	15,731
Qwest Corporation (i)	7.63	8-3-2021	20,000	20,025
Syniverse Holdings Incorporated	9.13	1-15-2019	650,000	235,625
Windstream Corporation	6.38	8-1-2023	50,000	36,250
Windstream Corporation	7.88	11-1-2017	265,000	277,588

				1,440,889

10	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 29, 2016 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services: 2.11%
MetroPCS Wireless Incorporated	6.63%	11-15-2020	$240,000	$249,600
SBA Communications Corporation	4.88	7-15-2022	100,000	101,750
SBA Communications Corporation	5.63	10-1-2019	10,000	10,400
SBA Communications Corporation	5.75	7-15-2020	100,000	103,875
Sprint Capital Corporation	6.88	11-15-2028	1,125,000	815,625
Sprint Capital Corporation	8.75	3-15-2032	250,000	192,500
Sprint Communications Incorporated 144A	9.00	11-15-2018	25,000	25,953
Sprint Corporation	7.13	6-15-2024	70,000	49,875
Sprint Corporation	7.63	2-15-2025	25,000	17,875
Sprint Corporation	7.88	9-15-2023	50,000	36,901
T-Mobile USA Incorporated	6.00	3-1-2023	25,000	25,813
T-Mobile USA Incorporated	6.13	1-15-2022	5,000	5,150
T-Mobile USA Incorporated	6.25	4-1-2021	30,000	31,425
T-Mobile USA Incorporated	6.38	3-1-2025	145,000	146,813
T-Mobile USA Incorporated	6.46	4-28-2019	10,000	10,275
T-Mobile USA Incorporated	6.50	1-15-2024	5,000	5,125
T-Mobile USA Incorporated	6.50	1-15-2026	15,000	15,201
T-Mobile USA Incorporated	6.54	4-28-2020	10,000	10,350
T-Mobile USA Incorporated	6.63	4-1-2023	35,000	36,575
T-Mobile USA Incorporated	6.63	4-28-2021	65,000	67,925
T-Mobile USA Incorporated	6.73	4-28-2022	305,000	319,061
T-Mobile USA Incorporated	6.84	4-28-2023	75,000	78,000

				2,356,067

Utilities: 2.21%

Electric Utilities: 1.46%
ComEd Financing III	6.35	3-15-2033	1,340,000	1,402,814
Otter Tail Corporation (i)	9.00	12-15-2016	215,000	224,939

				1,627,753

Gas Utilities: 0.20%
AmeriGas Finance LLC	6.75	5-20-2020	175,000	177,625
AmeriGas Finance LLC	7.00	5-20-2022	45,000	46,181

				223,806

Independent Power & Renewable Electricity Producers: 0.55%
Calpine Corporation 144A	5.88	1-15-2024	20,000	20,350
Calpine Corporation 144A	6.00	1-15-2022	40,000	41,000
Calpine Corporation 144A	7.88	1-15-2023	40,000	42,300
NSG Holdings LLC 144A	7.75	12-15-2025	313,687	329,371
Reliant Energy Incorporated (i)	9.24	7-2-2017	34,985	34,286
Reliant Energy Incorporated	9.68	7-2-2026	10,000	9,700
TerraForm Power Operating LLC 144A	5.88	2-1-2023	85,000	63,750
TerraForm Power Operating LLC 144A	6.13	6-15-2025	100,000	73,500

				614,257

Total Corporate Bonds and Notes (Cost $36,029,327)				33,012,359

Portfolio of investments—February 29, 2016 (unaudited)	Wells Fargo Utilities and High Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Loans: 1.03%

Consumer Discretionary: 0.37%

Hotels, Restaurants & Leisure: 0.03%
CCM Merger Incorporated ±	4.50%	8-8-2021	$39,724	$39,443

Media: 0.18%
Learfield Communications Incorporated ±	8.75	10-9-2021	202,319	199,284

Specialty Retail: 0.16%
Focus Brands Incorporated ±	10.25	8-21-2018	176,935	175,608

Financials: 0.06%

Diversified Financial Services: 0.04%
American Beacon Advisors Incorporated ±(i)	9.75	3-3-2023	50,000	46,750

Insurance: 0.02%
Asurion LLC ±	8.50	3-3-2021	25,000	20,200

Industrials: 0.09%

Commercial Services & Supplies: 0.04%
W3 Company ±(i)	9.25	9-13-2020	19,950	7,980
WASH Multifamily Laundry Systems LLC ±	4.25	5-14-2022	25,401	24,449
WASH Multifamily Laundry Systems LLC ±	4.25	5-14-2022	4,449	4,282
WASH Multifamily Laundry Systems LLC ±	8.00	5-12-2023	1,490	1,386
WASH Multifamily Laundry Systems LLC ±(i)	8.00	5-14-2023	8,510	7,914

				46,011

Transportation Infrastructure: 0.05%
HGIM Corporation ±	5.50	6-18-2020	122,095	54,943

Information Technology: 0.02%

Technology Hardware, Storage & Peripherals: 0.02%
Peak 10 Incorporated ±(i)	8.25	6-17-2022	30,000	26,850

Telecommunication Services: 0.14%

Diversified Telecommunication Services: 0.14%
nTelos Incorporated ±	5.75	11-9-2019	153,414	151,497

Utilities: 0.35%

Electric Utilities: 0.35%
Texas Competitive Electric Holdings Company LLC ±(s)	4.66	10-10-2016	1,471,940	390,064

Total Loans (Cost $2,256,888)				1,150,650

	Dividend yield		Shares

Preferred Stocks: 17.21%

Financials: 0.08%

Banks: 0.08%
GMAC Capital Trust I ±	4.19		3,457	83,867

12	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 29, 2016 (unaudited)

Security name	Dividend yield		Shares	Value

Utilities: 17.13%

Electric Utilities: 15.88%
Alabama Power Company	6.45%		106,766	$2,932,734
Baltimore Gas & Electric Company	6.70		20,100	2,042,035
Baltimore Gas & Electric Company	6.99		31,310	3,181,879
Entergy Louisiana LLC	4.70		83,000	2,005,280
Gulf Power Company	6.45		20,000	2,085,000
Indianapolis Power & Light Company	5.65		28,811	2,940,523
Southern Company	6.25		50,000	1,331,250
The Connecticut Light & Power Company	5.28		12,000	615,376
The Connecticut Light & Power Company	6.56		12,000	621,000

				17,755,077

Multi-Utilities: 1.25%
Integrys Holding Incorporated ±	2.94		54,650	1,393,575

Total Preferred Stocks (Cost $18,677,407)				19,232,519

		Expiration date

Warrants: 0.00%

Utilities: 0.00%

Gas Utilities: 0.00%
Kinder Morgan Incorporated †		5-25-2017	16,000	1,312

Total Warrants (Cost $30,480)				1,312

	Interest rate	Maturity date	Principal

Yankee Corporate Bonds and Notes: 2.12%

Energy: 0.35%

Oil, Gas & Consumable Fuels: 0.35%
Baytex Energy Corporation 144A	5.63	6-1-2024	$25,000	13,625
Griffin Coal Mining Company Limited 144A(a)(i)(s)	9.50	12-1-2016	93,118	37,247
Teekay Corporation 144A	8.50	1-15-2020	75,000	47,250
Teekay Corporation	8.50	1-15-2020	460,000	289,800

				387,922

Financials: 0.03%

Banks: 0.03%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	30,000	31,238

Health Care: 0.48%

Pharmaceuticals: 0.48%
Mallinckrodt plc 144A	5.50	4-15-2025	50,000	47,125
Mallinckrodt plc 144A	5.63	10-15-2023	20,000	19,650
Valeant Pharmaceuticals International Incorporated 144A	5.63	12-1-2021	5,000	4,278
Valeant Pharmaceuticals International Incorporated 144A	5.88	5-15-2023	75,000	61,091
Valeant Pharmaceuticals International Incorporated 144A	6.13	4-15-2025	50,000	40,375

Portfolio of investments—February 29, 2016 (unaudited)	Wells Fargo Utilities and High Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Pharmaceuticals (continued)
Valeant Pharmaceuticals International Incorporated 144A	6.75%	8-15-2018	$50,000	$47,000
Valeant Pharmaceuticals International Incorporated 144A	7.50	7-15-2021	350,000	320,250

				539,769

Industrials: 0.16%

Building Products: 0.02%
Allegion plc	5.88	9-15-2023	15,000	15,713

Commercial Services & Supplies: 0.12%
GFL Environmental Incorporated 144A	7.88	4-1-2020	145,000	137,750

Machinery: 0.02%
Sensata Technologies BV 144A	5.00	10-1-2025	20,000	19,650

Materials: 0.42%

Containers & Packaging: 0.28%
Ardagh Finance Holdings SA (PIK at 8.63%) 144A¥	8.63	6-15-2019	104,292	97,174
Ardagh Packaging Finance plc 144A	9.13	10-15-2020	210,000	216,825

				313,999

Metals & Mining: 0.06%
ArcelorMittal SA	7.25	2-25-2022	25,000	22,500
Novelis Incorporated	8.38	12-15-2017	25,000	24,875
Novelis Incorporated	8.75	12-15-2020	25,000	23,188

				70,563

Paper & Forest Products: 0.08%
Sappi Limited 144A(i)	7.50	6-15-2032	100,000	88,500

Telecommunication Services: 0.68%

Diversified Telecommunication Services: 0.64%
Intelsat Jackson Holdings SA	5.50	8-1-2023	545,000	354,250
Intelsat Jackson Holdings SA	7.25	10-15-2020	50,000	34,500
Intelsat Jackson Holdings SA	7.50	4-1-2021	150,000	100,340
Intelsat Luxembourg SA	7.75	6-1-2021	125,000	37,500
Intelsat Luxembourg SA	8.13	6-1-2023	500,000	152,500
Virgin Media Finance plc 144A	5.38	4-15-2021	9,000	9,326
Virgin Media Finance plc 144A	6.38	4-15-2023	25,000	26,000

				714,416

Wireless Telecommunication Services: 0.04%
Telesat Canada Incorporated 144A	6.00	5-15-2017	50,000	50,063

Total Yankee Corporate Bonds and Notes (Cost $3,376,869)				2,369,583

14	Wells Fargo Utilities and High Income Fund	Portfolio of investments—February 29, 2016 (unaudited)

Security name	Yield	Shares	Value

Short-Term Investments: 8.89%

Investment Companies: 8.89%
Wells Fargo Cash Investment Money Market Fund, Select Class (l)(u)	0.43%	9,933,190	$9,933,190

Total Short-Term Investments (Cost $9,933,190)			9,933,190

Total investments in securities (Cost $122,590,915) *	121.20%	135,473,162
Other assets and liabilities, net	(21.20)	(23,698,841)

Total net assets	100.00%	$111,774,321

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(i)	Illiquid security

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $123,313,510 and unrealized gains (losses) consists of:

Gross unrealized gains	$22,755,292
Gross unrealized losses	(10,595,640)

Net unrealized gains	$12,159,652

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF AUGUST 13, 2014

1. Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

2. Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

3. Responsibilities

(a) Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review areport from Funds Management on the proxy voting process.

(b) Funds Management Proxy Committee

(i)	Responsibilities. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on the proxy voting process.

(ii)	Voting Guidelines. Appendix A hereto sets forth guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will forward the proxy to the Proxy Committee for a vote determination by the Proxy Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Committee shall have the authority to direct ISS to forward the proxy to the Proxy Committee for a discretionary vote by the Proxy Committee if the Proxy Committee determines that a case-by-case review of such matter is warranted. The Proxy Committee may also consult Fund sub-advisers on certain proxy voting issues on a case-by-case basis as the Proxy Committee deems appropriate or to the extent that a sub-adviser of a Fund makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

(iii)	Proxy Committee. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of:

(i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

(iv)	Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

(v)	Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

(vi)	Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing ISS to vote in accordance with the recommendation ISS makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders (“mirror voting”); or (8) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients.

(vii)	Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least semi-annually to review the Procedures and the performance of ISS in exercising its proxy voting responsibilities.

(viii)	Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Erik Sens, Aldo Ceccarelli and Melissa Duller. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

4. Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

5. Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to ISS’ current U.S. and International proxy voting guidelines. Proxies related to issues not addressed by the specific guidelines below or by ISS’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.	FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.	WITHHOLD

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

Limitation on Number of Boards a Director May Sit On

THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.	AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR AGAINST

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.	CASE-BY-CASE

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Director Fees

THE FUNDS, will vote for proposals to set director fees.	FOR

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.	AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.	AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power,	CASE-BY-CASE

without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.	CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.	CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy.	CASE-BY-CASE

THE FUNDS will vote for against cumulative voting if the board is elected annually.	AGAINST

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.	FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR CASE-BY-CASE

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.	AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.	CASE-BY-CASE

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	AGAINST

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless:	FOR AGAINST

• there is clear evidence of past abuse of the authority; or	AGAINST

• the plan contains no safeguards against selective buy-backs.

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.	CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:	AGAINST

• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.	AGAINST

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.	FOR

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY-CASE

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.	FOR

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR AGAINST

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.	CASE-BY-CASE

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	FOR

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.	FOR CASE-BY-CASE

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.	CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals seek to limit executive and director pay.	AGAINST

Tax-Gross-Up Payments

THE FUNDS will examine on a case-by-case basis proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives.	CASE-BY-CASE

Relocation Benefits

The FUNDS will not consider relocation benefits as a problematic pay practice in connection with management say-on-pay proposals.

Exchange Offers/Re-Pricing

The FUNDS will not vote against option exchange programs made available to executives and directors that are otherwise found acceptable.

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:	CASE-BY-CASE

• arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

• guarantees of benefits if a key employee voluntarily terminates;

• guarantees of benefits to employees lower than very senior management; and	AGAINST

• indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:	CASE-BY-CASE

• anticipated financial and operating benefits;

• offer price (cost versus premium);

• prospects for the combined companies;

• how the deal was negotiated;	CASE-BY-CASE

• changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders.

Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation.

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis. Proposals may include, and are not limited to, the following issues:	CASE-BY-CASE

• eliminating the need for annual meetings of mutual fund shareholders;

• entering into or extending investment advisory agreements and management contracts;

• permitting securities lending and participation in repurchase agreements;

APPENDIX B TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has over 38 years of investment industry experience. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has over 22 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has over 17 years of investment industry experience. He has served as an overlay portfolio manager and investment consultant. He holds a Master’s Degree from the University of Wisconsin – Milwaukee and Bachelor’s degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Aldo Ceccarelli, CFA

Mr. Ceccarelli has over 14 years of investment industry experience. He has served as Fixed Income Analyst with responsibilities including portfolio manager selection and performance. He earned his bachelor’s degree in business administration with an emphasis in economics from Santa Clara University. He has earned the right to use the CFA designation and is a member of the CFA Institute and the CFA society of San Francisco.

Melissa Duller, CIMA, CFA

Ms. Duller has over 16 years of experience in the investment industry. She has served as an investment analyst, provides oversight for domestic equity strategies and assists with investment communications for core equity mutual funds, sector specific mutual funds, and closed-end funds. She has also provided research and communications for growth equity and international equity strategies as well as short-term and tax advantaged fixed income products. In addition, she has served as a regional investment manager for high net worth individuals, personal trusts, and charitable foundations.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Utilities and High Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Utilities and High Income Fund

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	April 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Utilities and High Income Fund

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	April 27, 2016

By:	/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	April 27, 2016